                                                                 EXHIBIT 10.31.6

                              TERMINATION AGREEMENT

                  THIS TERMINATION AGREEMENT is made this 28th day of July, 2004 by and among each of the entities identified on Schedule I attached hereto, each having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, "Original Parties"), FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062 ("FelCor Lodging"), and JPMORGAN CHASE BANK, a New York banking corporation, having its principal place of business at 270 Park Avenue, New York, New York 10017 ("Lender").

                                   WITNESSETH:

                  WHEREAS, Lender has made a loan (the "Loan") in the principal amount of $200,000,000.00, or so much thereof as may have been advanced pursuant to that certain Loan Facility Agreement, dated June 18, 2003 (the "Original Loan Agreement"), as amended by that certain First Amendment to Note, Loan Agreement, Environmental Indemnity Agreement and Other Loan Documents, dated July 31, 2003 (the "First Amendment"), as further amended by that certain Second Amendment to Note, Loan Agreement, Environmental Indemnity Agreement and Other Loan Documents, dated October 23, 2003, (the "Second Amendment"), as further amended by that certain Third Amendment to Note, Loan Agreement, Environmental Indemnity Agreement and Other Loan Documents, dated February 18, 2004 (the "Third Amendment"; the Original Loan Agreement, together with the First Amendment, Second Amendment and Third Amendment, the "Loan Agreement"), which Loan is evidenced by the Note (as defined in the Loan Agreement) and secured by, among other things, the Security Instruments (as defined in the Loan Agreement);

                  WHEREAS, Lender has converted the Loan into various Fixed Rate CMBS Loans (as defined in the Loan Agreement) and a Floating Rate CMBS Loan (as defined in the Loan Agreement) (collectively, the "Converted Loans") pursuant to the terms of the Loan Agreement; and

                  WHEREAS, Original Parties, FelCor Lodging and Lender desire to terminate the Loan Agreement, the Note, the Security Instruments and all other agreements (other than with respect to the Converted Loans) relating to the Loan (the "Agreements"), upon and subject to the terms and conditions set forth in this instrument;

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties to this instrument hereby agree as follows:

                  1. Termination of Agreements. The Agreements are hereby terminated, effective as of the date hereof. FelCor Lodging and Original Parties hereby agree and acknowledge that, as of the date hereof, (i) Lender has no obligations or liabilities with respect to the Agreements including, without limitation, the obligation to make any Advances (as defined

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in the Loan Agreement) and (ii) FelCor Lodging and Original Parties have no rights to Advances under the Agreements.

                  2. Assumption of Obligations. FelCor Lodging hereby assumes the duties and obligations of Original Parties under Section 9.1.4 of the Loan Agreement (the "Troy Obligations").

                  3. Release. Lender does hereby relieve and release Original Parties from any and all liability or obligation to observe, comply with or perform any of the terms, covenants or conditions of the Loan Documents. Lender does hereby relieve and release FelCor Lodging from any and all liability or obligation to observe, comply with or perform any of the terms, covenants or conditions of the Loan Documents other than FelCor Lodging's liabilities and obligations with respect to the Troy Obligations.

                  4. Original Note. Lender shall promptly deliver the original Note to FelCor Lodging upon Lender's receipt of a fully executed copy of this instrument.

                  5. Further Assurances. Original Parties, FelCor Lodging and Lender agree that at any time and from time to time, at the expense of FelCor Lodging, the parties hereto will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Original Parties, FelCor Lodging or Lender may request, in order to evidence the termination of the Agreements.

                  6. Miscellaneous.

                  (a) The terms hereof may not be waived, changed, modified, terminated or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of any such waiver, change, modification, termination or discharge is sought.

                  (b) This instrument shall bind, and inure to the benefit of, the parties hereto, their respective successors and permitted assigns. The provisions of this instrument shall survive the termination of the Agreements effected pursuant hereto.

                  (c) This instrument may be executed in any number of counterparts and by different parties hereto in separate counterparts, and at such time as each party shall have executed at least one counterpart, each such counterpart shall be deemed to be an original, but all of which counterparts taken together shall constitute one and the same agreement.

                  (d) No binding agreement shall exist among the parties hereto with respect to the transactions contemplated hereby unless and until this instrument has been duly executed and delivered by all of such parties.

                  (e) FELCOR LODGING, ORIGINAL PARTIES AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY SUCH PARTY AGAINST ANY OTHER PARTY HERETO BASED ON ANY MATTER ARISING OUT OF, OR IN ANY

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WAY CONNECTED WITH, THIS INSTRUMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED
BY ANY PARTY HERETO IN CONNECTION HEREWITH (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS INSTRUMENT ON GROUNDS THAT EXECUTION AND DELIVERY HEREOF WAS FRAUDULENTLY INDUCED OR OTHERWISE VOID OR VOIDABLE).

                  (f) THIS INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE PARTIES HERETO ELECT TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

                  (g) WITH RESPECT TO ANY CLAIM OR ACTION ARISING HEREUNDER, FELCOR LODGING AND ORIGINAL PARTIES (A) IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF, AND (B) IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING ON VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INSTRUMENT BROUGHT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS INSTRUMENT OR THE AGREEMENTS WILL BE DEEMED TO PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING WITH RESPECT HERETO IN ANY OTHER JURISDICTION. WITHOUT IN ANY WAY LIMITING THE PRECEDING CONSENTS TO JURISDICTION AND VENUE, THE PARTIES AGREE TO SUBMIT TO THE JURISDICTION OF SUCH NEW YORK COURTS IN ACCORDANCE WITH
SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

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                  IN WITNESS WHEREOF, this Termination Agreement has been
executed by the parties hereto as of the date and year first above written.

                                         ORIGINAL PARTIES:

                                         FCH/DT BWI HOTEL, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Joel M. Eastman
                                             ----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FCH/DT BWI HOLDINGS, L.P., a Delaware
                                         limited partnership

                                         By: FCH/DT HOTELS, L.L.C., a Delaware
                                             limited liability company, its
                                             general partner

                                             By: /s/ Joel M. Eastman
                                                 -------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                         FELCOR HOTEL ASSET COMPANY, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM ATLANTA CP HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM ATLANTA ES HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM AUSTIN HI HOLDINGS, L.P., a
                                         Delaware limited partnership

                                         By: FELCOR/JPM AUSTIN HI HOTEL, L.L.C.,
                                             a Delaware limited liability
                                             company, its general partner

                                             By: /s/ Joel M. Eastman
                                                 -------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                         FELCOR/JPM AUSTIN HOLDINGS, L.P., a
                                         Delaware limited partnership

                                         By: FELCOR/JPM AUSTIN HOTEL, L.L.C., a
                                             Delaware limited liability company,
                                             its general partner

                                             By: /s/ Joel M. Eastman
                                                 -------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                         FELCOR/JPM BOCA RATON HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

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                                         FELCOR/JPM BWI HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM DENVER HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM LBV HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM MANDALAY HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM NASHVILLE HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM ORLANDO HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM ORLANDO I-DRIVE HOTEL,
                                         L.L.C., a Delaware limited
                                         liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM PHOENIX HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/JPM TROY HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By:  /s/ Joel M. Eastman
                                              ----------------------------------
                                              Joel M. Eastman
                                              Vice President

                                         FELCOR/JPM WILMINGTON HOTEL, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

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                                         BHR OPERATIONS, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT LEASING, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT OPERATIONS, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM ATLANTA CP LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM ATLANTA ES LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM AUSTIN HI LEASING, L.P., a
                                         Delaware limited partnership

                                         By: DJONT/JPM AUSTIN HI TENANT CO.,
                                             L.L.C., a Delaware limited
                                             liability company, its general
                                             partner

                                             By: /s/ Joel M. Eastman
                                                 -------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                         DJONT/JPM AUSTIN LEASING, L.P., a
                                         Delaware limited partnership

                                         By: DJONT/JPM AUSTIN TENANT CO.,
                                             L.L.C., a Delaware limited
                                             liability company, its general
                                             partner

                                             By: /s/ Joel M. Eastman
                                                 -------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                         DJONT/JPM BOCA RATON LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM BWI LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM DENVER LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM LBV LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM MANDALAY LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM ORLANDO I-DRIVE LEASING,
                                         L.L.C., a Delaware limited liability
                                         company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM ORLANDO LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM PHOENIX LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM TROY LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         DJONT/JPM WILMINGTON LEASING, L.L.C., a
                                         Delaware limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FCH/DT LEASING, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FCH/DT LEASING II, L.L.C., a Delaware
                                         limited liability company

                                         By: /s/ Joel M. Eastman
                                             -----------------------------------
                                             Joel M. Eastman
                                             Vice President

                                         FELCOR/TRS HOLDINGS, L.P., a Delaware
                                         limited partnership

                                         By: FELCOR TRS I, L.L.C., a Delaware
                                             limited liability company, its
                                             general partner

                                             By: /s/ Joel M. Eastman
                                                 -------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                         FELCOR LODGING:

                                         FELCOR LODGING LIMITED PARTNERSHIP, a
                                         Delaware limited partnership

                                         By: FELCOR LODGING TRUST INCORPORATED,
                                             a Maryland corporation, its
                                             general partner

                                             By: /s/ Joel M. Eastman
                                                 -------------------------------
                                                 Joel M. Eastman
                                                 Vice President

                                         LENDER:

                                         JPMORGAN CHASE BANK, a New York
                                         banking corporation

                                         By: /s/ Michael Mesard
                                             -----------------------------------
                                             Name: Michael Mesard
                                             Title: Vice President

                                   SCHEDULE I

1.       FCH/DT BWI Hotel, L.L.C., a Delaware limited liability company

2.       FCH/DT BWI Holdings, L.P., a Delaware limited partnership

3. FelCor Hotel Asset Company, L.L.C., a Delaware limited liability company

4. FelCor/JPM Atlanta CP Hotel, L.L.C., a Delaware limited liability company

5. FelCor/JPM Atlanta ES Hotel, L.L.C., a Delaware limited liability company

6.       FelCor/JPM Austin HI Holdings, L.P., a Delaware limited partnership

7.       FelCor/JPM Austin Holdings, L.P., a Delaware limited partnership

8. FelCor/JPM Boca Raton Hotel, L.L.C., a Delaware limited liability company

9.       FelCor/JPM BWI Hotel, L.L.C., a Delaware limited liability company

10.      FelCor/JPM Denver Hotel, L.L.C., a Delaware limited liability company

11.      FelCor/JPM LBV Hotel, L.L.C., a Delaware limited liability company

12.      FelCor/JPM Mandalay Hotel, L.L.C., a Delaware limited liability company

13. FelCor/JPM Nashville Hotel, L.L.C., a Delaware limited liability company

14.      FelCor/JPM Orlando Hotel, L.L.C., a Delaware limited liability company

15. FelCor/JPM Orlando I-Drive Hotel, L.L.C., a Delaware limited liability company

16.      FelCor/JPM Phoenix Hotel, L.L.C., a Delaware limited liability company

17.      FelCor/JPM Troy Hotel, L.L.C., a Delaware limited liability company

18. FelCor/JPM Wilmington Hotel, L.L.C., a Delaware limited liability company

19.      FCH/DT BWI Hotel, L.L.C., a Delaware limited liability company

20.      BHR Operations, L.L.C., a Delaware limited liability company

21.      DJONT Leasing, L.L.C., a Delaware limited liability company

22.      DJONT Operations, L.L.C., a Delaware limited liability company

23. DJONT/JPM Atlanta CP Leasing, L.L.C., a Delaware limited liability company

24. DJONT/JPM Atlanta ES Leasing, L.L.C., a Delaware limited liability company

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25.      DJONT/JPM Austin HI Leasing, L.P., a Delaware limited partnership

26.      DJONT/JPM Austin Leasing, L.P., a Delaware limited partnership

27. DJONT/JPM Boca Raton Leasing, L.L.C., a Delaware limited liability company

28.      DJONT/JPM BWI Leasing, L.L.C., a Delaware limited liability company

29.      DJONT/JPM Denver Leasing, L.L.C., a Delaware limited liability company

30.      DJONT/JPM LBV Leasing, L.L.C., a Delaware limited liability company

31. DJONT/JPM Mandalay Leasing, L.L.C., a Delaware limited liability company

32. DJONT/JPM Orlando I-Drive Leasing, L.L.C., a Delaware limited liability company

33.      DJONT/JPM Orlando Leasing, L.L.C., a Delaware limited liability company

34.      DJONT/JPM Phoenix Leasing, L.L.C., a Delaware limited liability company

35.      DJONT/JPM Troy Leasing, L.L.C., a Delaware limited liability company

36. DJONT/JPM Wilmington Leasing, L.L.C., a Delaware limited liability company

37.      FCH/DT Leasing II, L.L.C., a Delaware limited liability company

38.      FCH/DT Leasing, L.L.C., a Delaware limited liability company

39.      FelCor/TRS Holdings, L.P., a Delaware limited partnership